PREPAID LAND LEASES (Details 1) $ in Thousands	Jun. 30, 2015 USD ($)
Prepaid Land and Leases [Line Items]
2016	$ 282
2017	282
2018	282
2019	282
2020	282
Prepaid Land Lease Amortization Expense Net Total	$ 1,410